SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 27, 2004

                         FLATBUSH FEDERAL BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

            Federal                    000-50377                  11-3700733
-----------------------------      ------------------        -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2146 Nostrand Avenue, Brooklyn, New York                            11210
----------------------------------------                         ----------
Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (718) 859-6800
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits

          (a)   No financial statements of business acquired are required.

          (b)   No pro forma financial information is required.

          (c) Attached as an exhibit is Flatbush Federal Bancorp, Inc.'s (the "Company") press release reporting earnings for quarter and year ended December 31, 2003.

Item 12.  Results of Operations and Financial Condition

          The Company announced its December 31, 2003 financial results by release. The press release is included as an exhibit.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                FLATBUSH FEDERAL BANCORP, INC.



DATE: February 27, 2004                     By: /s/ Anthony J. Monteverdi
                                                --------------------------------
                                                Anthony J. Monteverdi,
                                                Chairman, President and Chief
                                                Executive Officer



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                                  EXHIBIT INDEX


         99.1 Press release dated February 27, 2004 reporting earnings for quarter and year ended December 31, 2003.